SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                        --------------------------------------

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                        --------------------------------------

            Date of Report (Date of earliest event reported) May 16, 1995

                                 CONCORD CAMERA CORP.

              (Exact name of the registrant as specified in its charter)



             New Jersey                                       13-31152196
          (State or other jurisdiction                  (I.R.S. Employer
          of incorporation or organization)             Identification No.)


                                        0-17038
                               (Commission File Number)



          35 Mileed Way, Avenel, New Jersey                         07001
          (Address of principal executive offices)                  (Zip Code)



          Registrant's telephone number, including area code (908) 499-8280













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          Item 5.   OTHER EVENTS

          Litigation:    Roland Kohl.  The Company had reported in its
          Quarterly Report on Form 10-Q for the period ended March 31, 1995 that an agreement in principle had been reached with the defendants in Settlement of the referenced litigation, subject to execution of a definitive Settlement Agreement. The Settlement Agreement has been executed by each of the parties, thereby settling the matter on the terms described in the aforementioned report on Form 10-Q.











































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               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          Date:  May 22, 1995      CONCORD CAMERA CORP.
                                   (Registrant)

                                   By:/s/ Harlan I. Press

                                   Name: Harlan I. Press

                                   Title: Chief Accounting Officer







































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